SUBSCRIPTION AGREEMENT

December 2, 2010

To the Board of Directors of
RLJ Acquisition, Inc.:

Gentlemen:

The undersigned hereby subscribes for and agrees to purchase 6,166,667 warrants (the “Insider Warrants”) at $0.75 per Insider Warrant, of RLJ Acquisition, Inc., a Nevada corporation (the “Company”), for an aggregate purchase price of $4,625,000 (the “Purchase Price”).  Each Warrant is exercisable for one share of the Company’s common stock, par value $0.0001 per share, (“Common Stock”), at an exercise price of $12.00 per share.  The purchase and issuance of the Insider Warrants shall occur simultaneously with the consummation of the Company’s initial public offering of securities (“IPO”) which is being underwritten by Lazard Capital Markets LLC (the “Underwriter”).  The Insider Warrants will be sold to the undersigned on a private placement basis and not as part of the IPO.

At least 24 hours prior to the effective date of the registration statement filed by the Company in connection with the IPO (the “Registration Statement”), the undersigned shall deliver the Purchase Price to a mutually agreed upon bank or other financial institution (the “Escrow Agent”) to hold in an account until the Company consummates the IPO.  Simultaneously with the consummation of the IPO, the Escrow Agent shall deposit the Purchase Price, without interest or deduction, into the trust fund established by the Company for the benefit of the Company’s public stockholders as described in the Registration Statement, pursuant to the terms of an escrow agreement to be entered into between the Company and the Escrow Agent.  Simultaneously with the consummation of the IPO, the Company shall issue to the undersigned a warrant certificate or certificates (or, if not certificated, provide documentation reflecting the registration in the name of the undersigned on the warrant ledgers of the Company) representing such fully paid and non-assessable Insider Warrants.  In the event that the IPO is not consummated within 14 days of the date the Purchase Price is delivered to the Escrow Agent, the Escrow Agent shall return the Purchase Price to the undersigned, without interest or deduction.

The undersigned represents and warrants that it has been advised that the Insider Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”); that it is acquiring the Insider Warrants for its account for investment purposes only; that it has no present intention of selling or otherwise disposing of the Insider Warrants in violation of the securities laws of the United States; that it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act; and that it is familiar with the proposed business, management, financial condition, and affairs of the Company.

The undersigned agrees that it shall not sell or transfer the Insider Warrants (or the shares of Common Stock issuable upon exercise of the Insider Warrants) until 30 days after the date on which the Company consummates a merger, capital stock exchange, asset acquisition, or other similar business combination with an operating business (as more fully described in the Registration Statement) (a “Business Combination”) and acknowledges that the certificates for such Insider Warrants shall contain a legend indicating such restriction on transferability (in addition to any other legend which may be required by other agreements between the parties hereto).  Such legend will be in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE (INCLUDING THE SECURITIES ISSUABLE UPON EXERCISE OF THE WARRANT) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS.”

“THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE (INCLUDING THE SECURITIES ISSUABLE UPON EXERCISE OF THE WARRANT) ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND THE TERMS AND CONDITIONS SET FORTH IN THE WARRANT AGREEMENT DATED AS OF _________, 2011, BY AND BETWEEN THE COMPANY AND THE WARRANT AGENT (THE “WARRANT AGREEMENT”).  COPIES OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.”

In connection with the Insider Warrants purchased pursuant to this Agreement, the undersigned hereby waives any and all right, title, interest, or claim of any kind in or to any liquidating distributions by the Company in the event of a liquidation of the Company or of the Company’s trust account upon the Company’s failure to timely complete a Business Combination.  For purposes of clarity, in the event the undersigned purchases shares of Common Stock in the IPO or in the aftermarket, any additional shares so purchased shall be eligible to receive any liquidating distributions by the Company.

The undersigned understands and acknowledges that an exemption from the registration requirements of the Securities Act requires that there be no general solicitation of purchasers of the Insider Warrants.  In this regard, if the offering of the units in the Company’s IPO were deemed to be a general solicitation with respect to the Insider Warrants, the offer and sale of such Insider Warrants may not be exempt from registration and, if not, the undersigned may have a right to rescind its purchase of the Insider Warrants.  In order to facilitate the completion of the IPO and in order to protect the Company, its stockholders, and the trust account from claims that may adversely affect the Company or the interests of its stockholders, the undersigned hereby agrees to waive, to the maximum extent permitted by applicable law, any claims, right to sue, or rights in law or arbitration, as the case may be, to seek rescission of its purchase of the Insider Warrants.  The undersigned acknowledges and agrees that this waiver is being made in order to induce the Company to sell the Insider Warrants to the undersigned.  The undersigned agrees that the foregoing waiver of rescission rights shall apply to any and all known or unknown actions, causes of action, suits, claims, or proceedings (collectively, “Claims”) and related losses, costs, penalties, fees, liabilities, and damages, whether compensatory, consequential, or exemplary, and expenses in connection therewith, including attorneys’ and expert witness fees and disbursements and all other expenses incurred in investigating, preparing, or defending against any Claims, whether pending or threatened, in connection with any present or future actual or asserted right to rescind the purchase of the Insider Warrants hereunder or relating to the purchase of the Insider Warrants and the transactions contemplated hereby.

The undersigned acknowledges that the Insider Warrants shall be identical to the warrants included in the units offered in the IPO, except that the Insider Warrants: (i) are not being registered in the Registration Statement and therefore may not be transferred absent an effective registration statement under the Securities Act or a valid exemption from the registration requirements of the Securities Act, (ii) may not be sold or transferred until 30 days after the date on which the Company consummates a Business Combination, (iii) are not redeemable so long as they are held by the initial holder thereof (or any of its permitted transferees) and (iv) may be exercised on a cashless basis as described in the immediately following paragraph so long as they are held by the initial holder thereof (or any of its permitted transferees).  The shares of Common Stock to be issued upon exercise of the Insider Warrants (the “Warrant Shares”) will be granted certain registration rights as described in the Registration Statement.

The Company hereby acknowledges and agrees that so long as the Insider Warrants are held by the undersigned or its permitted transferees, (i) the Insider Warrants will not be redeemable by the Company and (ii) the Insider Warrants may be exercised on a cashless basis by surrendering such Insider Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Insider Warrants, multiplied by the difference between the exercise price of the Insider Warrants and the “Fair Market Value” (as defined below) by (y) the Fair Market Value.  The “Fair Market Value” shall mean the average reported last sale price of the Company’s Common Stock for the five trading days ending on the trading day prior to the date on which the Insider Warrants are exercised.

The terms of this agreement and the restrictions on transfers with respect to the Insider Warrants may not be amended without the prior written consent of the Underwriter.

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Very truly yours,

RLJ SPAC ACQUISITION, LLC

By	/s/ H. Van Sinclair
Name:	H. Van Sinclair
Title:	CEO & President

Agreed to:

RLJ ACQUISITION, INC.

By:	/s/ H. Van Sinclair
Name:	H. Van Sinclair
Title:	CEO & President